                                                                    EXHIBIT 99.3

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re DVI, Inc.                            Case No. 03-12656 (MFW)
                                           Reporting Period: 11/01/03 - 11/30/03

                            MONTHLY OPERATING REPORT
     File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                          DOCUMENT      EXPLANATION
REQUIRED DOCUMENTS                                          FORM NO.      ATTACHED        ATTACHED
------------------                                          --------      --------        --------
Schedule of Cash Receipts and Disbursements                 MOR - 1A         x
     Bank Reconciliations (or copies of Debtor's
      bank reconciliations)                                 MOR - 1B         x
Statement of Operations                                     MOR - 2
Balance Sheet                                               MOR - 3
Status of Postpetition Taxes                                MOR - 4          x
    Copies of IRS Form 6123 or payment receipt (See
      Tax Affidavit)                                                                         x
    Copies of tax returns filed during reporting
      period (See Tax Affidavit)                                                             x
Summary of Unpaid Postpetition Debts                        MOR - 4          x
    Listing of aged accounts payable                                         x
Accounts Receivable Aging                                   MOR - 5          x
Debtor Questionnaire                                        MOR - 5          x


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

RESPONSIBLE PARTY:

/s/ Mark E. Toney                                       Chief Executive Officer
----------------------------------                      ------------------------
Signature of Responsible Party                          Title


Mark E. Toney                                           12/22/2003
----------------------------------                      ------------------------
Printed Name of Responsible Party                       Date


PREPARER:

/s/ John P. Boyle                                       Chief Accounting Officer
----------------------------------                      ------------------------
Signature of Preparer                                   Title


John P. Boyle                                           12/22/2003
----------------------------------                      ------------------------
Printed Name of Preparer                                Date

IN RE DVI, INC.
CASE NUMBER: 03-12656 (MFW)                REPORTING PERIOD: 11/01/03 - 11/30/03


SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
(in thousands)

                                   CURRENT MONTH             CUMULATIVE FILING TO DATE
                                   -------------             -------------------------
                                      ACTUALS                         ACTUALS
                                      -------                         -------
CASH BEGINNING OF MONTH (a)             1                                420

RECEIPTS:
Customer Payments                       -                                  -
Trust Receipts                          -                                  -
Trust Advances                          -                                  -
Receipt of Servicer Fee                 -                                  -
Payments by Affiliates on               -                                  -
Debtor's Behalf
DIP Facility Advances                   -                                  -
TOTAL RECEIPTS                          -                                  -

DISBURSEMENTS
Payroll (b)                             -                                  -
Benefits (b)                            -                                  -
Building Costs                          -                                  -
Equipment Costs                         -                                  -
Auto, Travel & Entertainment            -                                  -
Outside Services                        -                                  -
Sales & Use Taxes                       -                                  -
DIP Facility Repayments (c)             -                              (419)
Other Expense                           -                                  -
Professional Fees                       -                                  -
U.S. Trustee Quarterly Fees             -                                  -
TOTAL DISBURSEMENTS                     -                              (419)
NET CASH FLOW                           -                              (419)
CASH END OF MONTH                       1                                  1


DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS                                                            -
   Transfers to Debtor in Possession Accounts                                  -
   Estate Disbursements Made By Outside Sources (i.e. from escrow accounts)    -
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                -



(a) Cash amount was collected from the sale of DVI Financial Services Inc.'s interest in Diamond Medical, a Japanese joint venture.
(b)   There are no DVI, Inc. employees.
(c)   Amount swept to DIP bank account during October 2003.

                                                                        MOR - 1A

IN RE DVI, INC.
CASE NUMBER: 03-12656 (MFW)                REPORTING PERIOD: 11/01/03 - 11/30/03


BANK RECONCILIATIONS
(in thousands)

                                              ACCOUNTS              CURRENT MONTH
                                      ---------------------         -------------
                                      OPERATING       OTHER            ACTUALS
                                      ---------       -----            -------
CASH BEGINNING OF MONTH (a)              1              -                 1

RECEIPTS:
Customer Payments                        -              -                 -
Trust Receipts                           -              -                 -
Trust Advances                           -              -                 -
Receipt of Servicer Fee                  -              -                 -
Payments by Affiliates on
Debtor's Behalf                          -                                -
DIP Facility Advances                    -              -                 -
TOTAL RECEIPTS                           -              -                 -

DISBURSEMENTS
Payroll (b)                              -              -                 -
Benefits (b)                             -              -                 -
Building Costs                           -              -                 -
Equipment Costs                          -              -                 -
Auto, Travel & Entertainment             -              -                 -
Outside Services                         -              -                 -
Sales & Use Taxes                        -              -                 -
DIP Facility Repayments                  -              -                 -
Other Expense                            -              -                 -
Professional Fees                        -              -                 -
U.S. Trustee Quarterly Fees              -              -                 -
TOTAL DISBURSEMENTS                      -              -                 -
NET CASH FLOW                            -              -                 -
CASH END OF MONTH                        1              -                 1
BANK BALANCE                             1              -                 1
   Deposits in Transit                   -              -                 -
   Outstanding Checks                    -              -                 -
   Other                                 -              -                 -
ADJUSTED BANK BALANCE                    1              -                 1


(a) Cash amount was collected from the sale of DVI Financial Services Inc.'s interest in Diamond Medical, a Japanese joint venture.

(b)   There are no DVI, Inc employees.
                                                                        MOR - 1B

In re DVI, Inc.                          Case No. 03-12656 (MFW)
                                         Reporting Period:   11/01/03 - 11/30/03

                          STATUS OF POSTPETITION TAXES

(in thousands)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

                                        Beginning     Amount                  Ending
                                           Tax     Withheld or    Amount       Tax
                                        Liability    Accrued       Paid     Liability
                                        ---------    -------       ----     ---------
FEDERAL
Withholding                                -            -            -           -
FICA-Employee                              -            -            -           -
FICA-Employer  (a)                         -            -            -           -
Unemployment                               -            -            -           -
Income                                     -            -            -           -
Other                                      -            -            -           -
    Total Federal Taxes                    -            -            -           -
STATE AND LOCAL
Withholding                                -            -            -           -
Sales (a)                                  -            -            -           -
Excise                                     -            -            -           -
Unemployment                               -            -            -           -
Real Property                              -            -            -           -
Personal Property                          -            -            -           -
Florida Doc Stamp                          -            -            -           -
Franchise                                  -            -            -           -
Other: Local Income Tax Withholding        -            -            -           -
    Total State and Local                  -            -            -           -
TOTAL TAXES                                -            -            -           -


                      SUMMARY OF UNPAID POSTPETITION DEBTS

(in thousands)

ACCOUNTS PAYABLE AGING                                                 AMOUNT
----------------------                                                 ------
Current                                                                  -
0 - 30 days                                                              -
31 - 60 days                                                             -
61 - 90 days                                                             -
91+ days                                                                 -
TOTAL ACCOUNTS PAYABLE                                                   -


Explain how and when the Debtor intends to pay any past-due postpetition debts.


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(a)   Debtor has obtained authorization from the Bankruptcy Court to pay such tax liabilities.
                                                                           MOR-4

In re DVI, Inc.                          Case No. 03-12656 (MFW)
                                         Reporting Period:   11/01/03 - 11/30/03

                            ACCOUNTS RECEIVABLE AGING

(in thousands)

ACCOUNTS RECEIVABLE AGING (a)                                          AMOUNT
-----------------------------                                          ------
0 days old                                                                -
1 - 30 days old                                                           -
31 - 60 days old                                                          -
61 - 90 days old                                                          -
91- 120 days old                                                          -
+ Over 121 days                                                           -
Total Accounts Receivable                                                 -
Amount considered uncollectible (Bad Debt)                                -
Accounts Receivable (Net)                                                 -

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                           YES         NO
----------------------------                                                           ---         --
1. Have any assets been sold or transferred outside the normal course of business this reporting period?
   If yes, provide an explanation below.                                                           X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period?
   If yes, provide an explanation below.                                                           X

3. Have all postpetition tax returns been timely filed?
   If no, provide an explanation below.                                                 X

4. Are workers compensation, general liability and other necessary insurance coverages in effect?
   If no, provide an explanation below.                                                 X


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(a)   Debtor does not have any receivables.

                                                                           MOR 5

DVI, Inc.
Case No. 03-12656 (MFW)
Reporting Period:   11/01/03 - 11/30/03







                                    DVI, INC.
                                  TAX AFFIDAVIT

To the best of my knowledge, DVI, Inc. has filed all tax returns and made all required tax payments on a timely basis, except for pre-petition liabilities not authorized for payment by the Bankruptcy Court.


12/22/2003                                        /s/ John P. Boyle
--------------------                              ------------------------------
Date                                              Signature of Responsible Party
                                                  John P. Boyle